Exhibit 99.2

FEE CONVERSION AGREEMENT

This Fee Conversion Agreement (the “Agreement”) is dated as of August 22, 2024 (the “Effective Date”) by and between DHC Sponsor, LLC, a Delaware limited liability company (“Sponsor”) and Brand Engagement Network Inc., a Delaware corporation (the “Company”), with reference to the following facts:

WHEREAS, as of the Effective Date, the Company owes to the Sponsor $360,000 in administrative fees and expenses (the “Fees”) incurred in connection with the Company’s business combination by and among DHC Acquisition Corp., a Cayman Islands exempted company, Brand Engagement Network Inc., a Wyoming corporation, BEN Merger Subsidiary Corp., a Delaware corporation and a direct, wholly owned subsidiary of DHC Acquisition Corp., and Sponsor which closed on March 14, 2024 (the “Business Combination”);

WHEREAS, the Company desires to convert the Fees into shares of the Company’s common stock, par value $0.0001 (the “Common Stock”), and the Company desires to issue such shares of Common Stock to the Sponsor in order to satisfy and discharge in full the Company’s obligations to pay the Fees owed by the Company to the Sponsor;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Sponsor and the Company agree as follows:

1. Conversion to Common Stock. As of the Effective Date, the Fees shall be converted into shares of Common Stock at a price per share equal of $2.38 for an aggregate 151,261 shares of Common Stock (the “Conversion Shares”). Upon the Effective Date, the Company shall instruct its transfer agent to issue the Conversion Shares to the Sponsor as promptly as commercially practicable, and the Sponsor hereby be deemed to have acknowledged the repayment of the Fees.

2. Sponsor Representations. The Sponsor and the Company are causing the issuance of the Conversion Shares by the Company to the Sponsor in reliance upon the following representations made by the Sponsor:

(a) Sponsor acknowledges and agrees that the Conversion Shares are characterized as “restricted securities” under the Securities Act of 1933 (as amended and together with the rules and regulations promulgated thereunder, the “Securities Act”) and that, under the Securities Act and applicable regulations thereunder, such securities may not be resold, pledged or otherwise transferred without registration under the Securities Act or an exemption therefrom. Sponsor acknowledges and agrees that (i) the Conversion Shares are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, and the Conversion Shares have not yet been registered under the Securities Act, and (ii) such Conversion Shares may be offered, resold, pledged or otherwise transferred only in a transaction registered under the Securities Act, or meeting the requirements of Rule 144, or in accordance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Company so requests) and in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction.

(b) Sponsor acknowledges and agrees that (i) the registrar or transfer agent for the Conversion Shares will not be required to accept for registration or transfer any shares except upon presentation of evidence satisfactory to the Company that the restrictions on transfer under the Securities Act have been complied with and (ii) any shares of Common Stock, whether in the form of definitive physical certificates or in book-entry, will bear a restrictive legend.

(c) Sponsor acknowledges and agrees that: (a) the Conversion Shares have not been registered under the Securities Act, or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering; (b) Sponsor is acquiring Conversion Shares solely for its own account for investment purposes, and not with a view to the distribution thereof in a transaction that would violate the Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction; (c) Sponsor is a sophisticated purchaser with such knowledge and experience in business and financial matters that it is capable of evaluating the merits and risks of purchasing the Conversion Shares; (d) Sponsor has had the opportunity to obtain from the Company such information as desired in order to evaluate the merits and the risks inherent in holding the Conversion Shares; (e) Sponsor is able to bear the economic risk and lack of liquidity inherent in holding the Conversion Shares; (f) Sponsor is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act; and (g) Sponsor either has a pre-existing personal or business relationship with the Company or its officers, directors or controlling persons, or by reason of the Company’s business or financial experience, or the business or financial experience of their professional advisors who are unaffiliated with and who are not compensated by the Company, directly or indirectly, have the capacity to protect their own interests in connection with the acquisition of the Conversion Shares.

(d) Sponsor’s investment in the Company pursuant to this Agreement is consistent, in both nature and amount, with Sponsor’s overall investment program and financial condition.

(e) Sponsor acknowledges that upon the issuance of the Conversion Shares that all obligations of the Company in connection with the Business Combination shall be satisfied in full, and the Fees shall be deemed repaid.

(f) Sponsor’s principal residence is in the State of Delaware.

3. Miscellaneous.

(a) This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware.

(b) This Agreement constitutes the entire agreement between the parties and supersedes all prior oral or written negotiations and agreements between the parties with respect to the subject matter hereof. No modification, variation or amendment of this Agreement (including any exhibit hereto) shall be effective unless made in writing and signed by both parties.

(c) Each party to this Agreement hereby represents and warrants to the other party that it has had an opportunity to seek the advice of its own independent legal counsel with respect to the provisions of this Agreement and that its decision to execute this Agreement is not based on any reliance upon the advice of any other party or its legal counsel. Each party represents and warrants to the other party that in executing this Agreement such party has completely read this Agreement and that such party understands the terms of this Agreement and its significance. This Agreement shall be construed neutrally, without regard to the party responsible for its preparation.

(d) Each party to this Agreement hereby represents and warrants to the other party that (i) the execution, performance and delivery of this Agreement has been authorized by all necessary action by such party; (ii) the representative executing this Agreement on behalf of such party has been granted all necessary power and authority to act on behalf of such party with respect to the execution, performance and delivery of this Agreement; and (iii) the representative executing this Agreement on behalf of such party is of legal age and capacity to enter into agreements which are fully binding and enforceable against such party.

(e) No fractional shares will be issued upon the conversion the Fees. If the Sponsor would otherwise be entitled to fractional shares, any fractional shares shall be rounded to the nearest whole number of shares.

(f) This Agreement may be executed in any number of counterparts and may be delivered by facsimile transmission, all of which taken together shall constitute a single instrument.

IN WITNESS WHEREOF, this Agreement is effective as of the Effective Date.

COMPANY:

BRAND ENGAGEMENT NETWORK INC.,
a Delaware corporation

By:	/s/ Paul Chang
Name:	Paul Chang
Title:	Chief Executive Officer

SPONSOR:

DHC SPONSOR, LLC,
a Delaware limited liability company

By:	/s/ Christopher Gaertner
Name:	Christopher Gaertner
Title:	Manager

Signature Page to Fee Conversion Agreement